SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  April 8, 2002


                          ELECTRONIC CLEARING HOUSE, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



  NEVADA                            0-15245                93-0946274
  ------                            ----------             -------------------
  (State or other jurisdiction      (Commission            (IRS Employer
  of incorporation)                 File Number)           Identification No.)


        28001 Dorothy Drive,  Agoura Hills, California         91301
        ---------------------------------------------------------------
        (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (818) 706-8999


        ---------------------------------------------------------------
         (Former name or former address, if changes since last report)


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ITEM  5.     OTHER EVENTS

             On April 8, 2002, Mr. Carl W. Schafer, a director of the Registrant, announced his resignation to serve on the Registrant's Board of Directors. There was no disagreement between Mr. Schafer and the Registrant on any matter relating to the Registrant's operations, policies or practices.


ITEM  7.     EXHIBITS


Exhibit
Number       Description  of  Document
--------     -------------------------

 99.1        Press  release  issued  and  dated  April  12,  2002.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ELECTRONIC CLEARING HOUSE, INC.
                                              (Registrant)



                                    By: /s/ Alice Cheung
                                       -----------------------------------
                                       Alice L. Cheung, Treasurer &
                                       Chief Financial Officer

Dated:  April 12, 2002


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